ADVISORSHARES PURE CANNABIS ETF

Schedule of Investments

September 30, 2022 (Unaudited)

Investments	Shares/ Principal	Value
COMMON STOCKS – 56.9%

Agriculture – 15.3%
Village Farms International, Inc. (Canada)*†(a)	4,611,967	$8,808,857

Distributors – 1.1%
High Tide, Inc. (Canada)*(a)	456,823	639,552

Investment Company – 3.3%
RIV Capital, Inc. (Canada)*	4,975,540	1,882,960

Pharmaceuticals – 23.5%
Canopy Growth Corp. (Canada)*(a)	469,798	1,282,549
Cardiol Therapeutics, Inc., Class A (Canada)*(a)	950,790	975,666
cbdMD, Inc.*	872,753	196,457
Charlottes Web Holdings, Inc.*(a)	1,217,435	505,031
Clever Leaves Holdings, Inc. (Canada)*	843,910	508,034
Hempfusion Wellness, Inc. (Canada)*(a)	1,785,852	80,363
IM Cannabis Corp. (Canada)*	1,203,366	492,658
Intercure Ltd. (Israel)*(a)	223,190	1,006,587
Jazz Pharmaceuticals PLC*	29,237	3,897,000
Organigram Holdings, Inc. (Canada)*	1,111,686	968,945
PharmaCielo Ltd. (Canada)*(a)	361,137	115,644
Tilray Brands, Inc. (Canada)*(a)	1,164,914	3,203,513
Valens Co., Inc. (The) (Canada)*(a)	530,280	362,769
Total Pharmaceuticals		13,595,216

REITS – 8.7%
Innovative Industrial Properties, Inc.	52,010	4,602,885
Power REIT*	38,155	407,114
Total REITS		5,009,999

Software – 1.4%
WM Technology, Inc.*	514,432	828,235

Specialty Retail – 3.6%
GrowGeneration Corp.*(a)	590,279	2,065,976

Total Common Stocks
(Cost $144,625,759)		32,830,795

EXCHANGE TRADED FUND – 37.0%

Equity Fund – 37.0%
AdvisorShares Pure US Cannabis ETF*†
(Cost $67,697,782)	2,402,448	21,405,812

MONEY MARKET FUND – 0.7%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.47%(b)(c)
(Cost $375,880)	375,880	375,880

REPURCHASE AGREEMENTS – 13.2%(d)
BofA Securities, Inc., dated 09/30/22, due 10/03/22, 3.05%, total to be received $1,779,221, (collateralized by various U.S. Government Agency Obligations, 2.00%-6.00%, 7/1/50-9/1/52, totaling $1,814,344)	$1,778,769	1,778,769
Daiwa Capital Markets America, dated 09/30/22, due 10/03/22, 3.05%, total to be received $1,779,221, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 10/4/22-9/20/52, totaling $1,814,344)	1,778,769	1,778,769
HSBC Securities USA, Inc., dated 09/30/22, due 10/03/22, 2.96%, total to be received $1,779,208, (collateralized by various U.S. Government Agency Obligations, 2.00%-5.50%, 11/20/33-9/20/52, totaling $1,814,344)	1,778,769	1,778,769
JP Morgan Securities LLC, dated 09/30/22, due 10/03/22, 2.97%, total to be received $526,746, (collateralized by various U.S. Government Agency Obligations, 0.25%-3.88%, 9/30/23-9/30/29, totaling $537,148)	526,616	526,616
RBC Dominion Securities, Inc., dated 09/30/22, due 10/03/22, 3.04%, total to be received $1,779,220, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.00%, 8/15/25-8/20/52, totaling $1,814,344)	1,778,769	1,778,769

Total Repurchase Agreements
(Cost $7,641,692)		7,641,692

Total Investments – 107.8%
(Cost $220,341,113)		62,254,179
Liabilities in Excess of Other Assets – (7.8%)		(4,468,060)
Net Assets – 100.0%		$57,786,119

ETF - Exchange Traded Fund

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

*	Non-income producing security.
†	Affiliated Company.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $8,761,295; the aggregate market value of the collateral held by the fund is $9,775,214. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,133,522.
(b)	Amount includes $63,507 of segregated collateral for swaps.
(c)	Rate shown reflects the 7-day yield as of September 30, 2022.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES PURE CANNABIS ETF

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$32,830,795	$-	$-	$32,830,795
Exchange Traded Fund	21,405,812	-	-	21,405,812
Money Market Fund	375,880	-	-	375,880
Repurchase Agreements	-	7,641,692	-	7,641,692
Total	$54,612,487	$7,641,692	$-	$62,254,179

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$-	$(23,029,162)	$-	$(23,029,162)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Agriculture	15.3%
Distributors	1.1
Equity Fund	37.0
Investment Company	3.3
Pharmaceuticals	23.5
REITS	8.7
Software	1.4
Specialty Retail	3.6
Money Market Fund	0.7
Repurchase Agreements	13.2
Total Investments	107.8
Liabilities in Excess of Other Assets	(7.8)
Net Assets	100.0%

ADVISORSHARES PURE CANNABIS ETF

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

Total Return Swap contracts outstanding as of September 30, 2022:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Ianthus Capital ORD	-	-	8/25/2026	$108,906	$25,195	$(83,711)
SOL Global Investments Corp	-	-	8/25/2026	12,046,595	1,133,426	(10,913,169)
Terrascend ORD	-	-	8/25/2026	13,696,282	1,664,000	(12,032,282)
Net Unrealized Depreciation						$(23,029,162)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of September 30, 2022, cash in the amount of $0 has been segregated as collateral from the broker for Swap contracts.

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the period ended September 30, 2022 were as follows:

Affiliated Holding Name	Value at 6/30/2022	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 9/30/2022	Value at 9/30/2022	Dividend Income
AdvisorShares Pure US Cannabis ETF	$24,719,940	$186,979	$-	$-	$(3,501,107)	2,402,448	$21,405,812	$-
Village Farms International, Inc.	12,647,619	77,191	(648,928)	(4,106,564)	839,539	4,611,967	8,808,857	-
Total	$37,367,559	$264,170	$(648,928)	$(4,106,564)	$(2,661,568)	7,014,415	30,214,669	$-